Exhibit 10.8.5

            ---------------------------------------------------------

                                 TRUST INDENTURE

                 Relating to United States Government Guaranteed
                           Ship Financing Obligations

                                     Between

                              TRAILER BRIDGE, INC.

                                    Shipowner

                                       AND

                       STATE STREET BANK AND TRUST COMPANY

                                Indenture Trustee

                          Dated as of December 4, 1997


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



                                 TRUST INDENTURE

                 Relating to United States Government Guaranteed
                           Ship Financing Obligations

                                     Between

                              TRAILER BRIDGE, INC.

                                    Shipowner

                                       AND

                       STATE STREET BANK AND TRUST COMPANY

                                Indenture Trustee

                          Dated as of December 4, 1997


         TABLE OF CONTENTS TO SPECIAL PROVISIONS OF THE INDENTURE  1
         --------------------------------------------------------  -

                                                                            Page
                                                                            ----

Parties....................................................................   1
Recitals...................................................................   1

                                  ARTICLE FIRST

Incorporation of General Provisions........................................   2

                                 ARTICLE SECOND

The Bonds..................................................................   2

                                  ARTICLE THIRD

Certain Redemptions........................................................   3

(a) Mandatory Sinking Fund Redemptions.....................................   3

(b) [Reserved..............................................................   3

(c) Optional Redemptions of Bonds at Premium...............................   4


------------------

1/ This Table of Contents is not a part of the Indenture and has no bearing upon the interpretation of any of its terms and provisions.



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                                 ARTICLE FOURTH

Definitions................................................................   4

                                  ARTICLE FIFTH

Additions, Deletions and Amendments to Exhibit 1...........................   5

(a) Concerning Section 2.04................................................   5
(b) Concerning Section 2.12................................................   5
(c) Concerning Payment of the Obligations..................................   5
(d) Concerning Selection of Bonds to be Redeemed...........................   6
(e) Concerning References to 3.09(b).......................................   6
(f) Concerning Home Office Payment.........................................   6
(g) Concerning Section 7.02................................................   6
(h) Concerning Section 10.01...............................................   7
(i) Concerning Notices.....................................................   7
(j) Concerning Applicable Law..............................................   7
(k) Execution in Counterparts..............................................   8

Signatures.................................................................   9

Acknowledgements.......................................................10 and 11


                           EXHIBITS TO TRUST INDENTURE
                           ---------------------------


SCHEDULE A        Schedule of Definitions to Trust Indenture

EXHIBIT 1         General Provisions of the Indenture
                  Incorporated by Reference

EXHIBIT 2         Forms of Bond, Guarantee and Trustee's
                  Authentication Certificate

EXHIBIT 3         Authorization Agreement

EXHIBIT 4         Form of Secretary Supplemental Indenture



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                                 TRUST INDENTURE

                               SPECIAL PROVISIONS


         THIS TRUST INDENTURE, dated as of December 4, 1997 (said Trust Indenture, as the same may be amended, modified or supplemented from time to time as permitted hereunder, herein called the "Indenture"), between (i)Trailer Bridge, Inc., a Delaware corporation (herein called the "Shipowner"), and (ii) State Street Bank and Trust Company, a Massachusetts trust company (said Bank, any successor or assign hereunder, herein called the "Indenture Trustee").

                                    RECITALS:

         A. As provided in Article Fourth hereof, the terms defined in Schedule A to this Indenture shall have the respective meanings stated in said Schedule;

         B. The Shipowner has duly executed this Indenture, and duly authorized the issuance hereunder of $16,918,000 aggregate principal amount of its bonds pursuant to Section 2.03 of Exhibit 1 to this Indenture (herein together with any bonds issued in respect thereof pursuant to Sections 2.09, 2.10, 2.12 and 3.10(b) of said Exhibit 1, called the "Bonds" or the "Obligations") designated "United States Government Guaranteed Ship Financing Bonds, 1997 Series II;" the Obligations will bear interest at 6.52% per annum and mature on March 30, 2023;

         C. The Obligations will be issued by the Shipowner to aid in the financing of the cost of construction of three (3) 408'9" x 100' container deck barges;

         D. Under the Authorization Agreement in the form set forth as Exhibit 3 hereto, the Secretary, on behalf of the United States, has agreed and will agree to execute on each of the Obligations to be issued, a Guarantee of the payment of the unpaid interest to the date of such payment on, and the unpaid balance of the principal of, such Obligation under the provisions of Title XI of the Act, and the Indenture Trustee is authorized to cause the Guarantees, bearing the facsimile signature of the Secretary, and the facsimile seal of the United States Department of Transportation, to be imprinted on the Obligations, and to authenticate and deliver the Obligations and the Guarantees issued on the Closing Date, such agreements and authorizations being subject to the conditions set forth in the Authorization Agreement;

         E. Pursuant to Section 1104(b)(5) of the Act, the Secretary has determined that the interest to be borne by the Obligations (exclusive of charges for the guarantee fee and service charges, if any) at the rate specified in the form thereof set forth in Exhibit 2 hereto is reasonable; and



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         F. All actions necessary have been taken in order (1) to make the
Obligations, when executed by the Shipowner, authenticated by the Indenture Trustee and issued under the Indenture, the valid, binding and legal obligations of the Shipowner in accordance with their terms, (2) to make the Guarantees to be endorsed on the Obligations, when executed by the Secretary, authenticated by the Indenture Trustee and delivered under this Indenture, the valid, binding and legal obligations of the United States in accordance with their terms, and (3) to make this Indenture the valid, binding and legal agreement of the parties hereto in accordance with its terms.

         NOW THEREFORE, in consideration of the premises, of the mutual covenants herein contained, of the purchase of the Obligations by the Holders thereof, and of other good and valuable consideration, the receipt and adequacy of which the parties hereby acknowledge, and for the equal and proportionate benefit of all the present and future Holders of the Obligations, the parties hereto agree as follows:

                                  ARTICLE FIRST

                       INCORPORATION OF GENERAL PROVISIONS

         This Indenture shall consist of two parts: the Special Provisions and the General Provisions attached hereto as Exhibit 1, made a part of this Indenture and incorporated herein by reference.

                                 ARTICLE SECOND

                                    THE BONDS

         (a) The Bonds issued hereunder shall be designated "United States Government Guaranteed Ship Financing Bonds, 1997 Series II," and shall be in the form of Exhibit 2 to this Indenture; and, the aggregate principal amount of Bonds which may be issued under this Indenture shall not exceed $16,918,000 except as provided in Sections 2.09, 2.10, 2.12 and 3.10(b) of Exhibit 1 hereto.

         (b) The Bonds shall be in the denominations of $1,000 or any integral multiple thereof.

         (c) The Shipowner shall at the date of the Closing maintain in Jacksonville, Florida an office or agency for the purposes specified in Section
5.03 of Exhibit 1 to this Indenture.

         (d) The Indenture Trustee shall at the date of the Closing have its Corporate Trust Office in the City of Boston, Commonwealth of Massachusetts.

         (e) The Bonds shall mature on March 30, 2023.



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                                  ARTICLE THIRD

                               CERTAIN REDEMPTIONS

         (a) Mandatory Sinking Fund Redemptions. The Bonds are subject to redemption at a Redemption Price equal to 100% of the principal amount thereof, together with interest accrued thereon to the applicable sinking fund Redemption Date, through the operation of a mandatory sinking fund providing for the semi-annual redemption on March 30 and September 30 of each year, commencing September 30, 1998, of $338,360 principal amount of Bonds (or such lesser principal amount of Bonds as shall then be outstanding), which amount represents two percent (2%) of the Original Principal Amount of Obligations, plus interest accrued thereon to the Redemption Date. On March 30, 2023 there shall become due and payable, and the Shipowner shall pay, the balance of the unpaid principal amount of Bonds then outstanding, together with all interest accrued thereon to such date.

         Notwithstanding the foregoing provisions of this subsection (a), if the principal amount of Outstanding Bonds shall be reduced by reason of any redemption pursuant to Sections 3.04 or 3.05 of Exhibit 1 to this Indenture, the principal amount of Bonds to be redeemed pursuant to this subsection (a) on each subsequent mandatory sinking fund Redemption Date for such Bonds shall be reduced by an amount equal to the principal amount of such Bonds retired by reason of such redemption pursuant to Sections 3.04 or 3.05 of Exhibit 1 hereto divided by the number of mandatory sinking fund Redemption Dates (including the Stated Maturity of such Bonds) scheduled thereafter (subject to such increase as shall be necessary so that the total principal amount of Bonds to be redeemed on any such sinking fund redemption date shall be an integral multiple of $1,000; provided that, the entire unpaid principal amount of the Outstanding Bonds shall be paid not later than March 30, 2023. The Shipowner shall, in accordance with
Section 3.02(d) of Exhibit 1 hereto, promptly after each redemption pursuant to said Section 3.04, furnish to the Secretary, the Indenture Trustee and each Holder of an Obligation a revised table of sinking fund payments reflecting the reductions made pursuant to this subsection (a) as a result of such redemption.


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         In lieu of making all or any part of any such mandatory sinking fund redemption of Bonds, the Shipowner may, at its option, with the prior written consent of the Secretary, receive credit for Bonds not previously so credited or applied to reduce the principal amount of Bonds Outstanding, (i) redeemed by the Shipowner pursuant to the optional redemption provision provided for in subsection (c) of this Article or purchased or acquired by the Shipowner (other than by redemption) and delivered to the Indenture Trustee for cancellation pursuant to Section 2.13 of Exhibit 1 hereto. The Bonds so credited or applied shall be credited or applied, as the case may be, by the Indenture Trustee, at 100% of the principal amount thereof. If the Shipowner shall elect to receive credit or application as aforesaid in lieu of making all or part of any mandatory sinking fund redemption, it shall deliver to the Indenture Trustee, at least 40 days but not more than 60 days prior to the due date for such mandatory sinking fund redemption, a Request (i) specifying the principal amount of Bonds so optionally redeemed or otherwise acquired, and so to be credited or applied, as the case may be, and (ii) stating that no such Bonds have theretofore been made the basis of any such credit or application as aforesaid, and that none of such Obligations are subject to the terms of any agreement or contract between the Secretary, the Shipowner and/or any other person restricting the Shipowner's right to apply any such Obligations as a credit pursuant to the terms of this subsection (a), together with the Bonds (uncancelled) for which such credit or application is so requested (unless such Bonds shall theretofore have been delivered to the Indenture Trustee).

         (b) [Reserved]

         (c) Optional Redemptions of Bonds at Premium. At its option, the Shipowner may redeem the Bonds, in whole at any time, at the redemption prices as specified in the Bonds, together with interest accrued thereon to the date fixed for redemption; provided that, no such redemption shall be made prior to September 30, 2008, directly or indirectly with the proceeds of, or in anticipation of, borrowing by or for the account of the Shipowner if such borrowing has an effective interest cost (calculated in accordance with generally accepted financial practice) of less than the rate of interest borne by the Bonds. If the Shipowner shall elect to make any such optional redemption, the Shipowner shall, at least 30 days but not more than 60 days prior to the date fixed for redemption, deliver to the Indenture Trustee a Request stating that the Shipowner intends to exercise its rights as above set forth to make such optional redemption and specifying the Redemption Date, and the principal amount of Bonds which the Shipowner intends to redeem on such date (which shall not be less than all the Bonds outstanding). In the case of any redemption pursuant to this subsection (c) prior to September 30, 2008, the Shipowner shall deliver to the Indenture Trustee, at the time of delivery of said Request, an Officer's Certificate stating that such redemption shall comply with the proviso relating to such redemption prior to such date.

                                 ARTICLE FOURTH
                                   DEFINITIONS

         For all purposes of this Indenture, unless otherwise expressly provided or unless the context otherwise requires:

                           (1) All references herein to Articles, Sections or
                  other subdivisions, unless otherwise specified, refer to the corresponding Articles, Sections and other subdivisions of this Indenture;


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                           (2) The terms "hereof," "herein," "hereby," "hereto,"
                  "hereunder" and "herewith" refer to this Indenture;

                           (3) The terms used herein and defined in Schedule A
                  to this Indenture shall have the respective meanings stated in said Schedule.

                                  ARTICLE FIFTH

                ADDITIONS, DELETIONS AND AMENDMENTS TO EXHIBIT 1

         The following additions, deletions and amendments are hereby made to
Exhibit 1 to this Indenture.

         (a) Concerning Section 2.04. The Shipowner and the Indenture Trustee shall not enter into any Supplemental Indenture, and the Indenture Trustee shall not enter into any supplement to the Authorization Agreement, pursuant to
Section 2.04 of Exhibit 1 to this Indenture, except to provide for the issuance of additional Obligations of any series and Stated Maturity theretofore issued, or of one or more additional series for the purpose of aiding in financing or refinancing the construction, reconstruction or reconditioning of one or more of the Vessels, or to refund Obligations issued for such purpose.

         (b) Concerning Section 2.12. With respect to clause (1) of the proviso to Section 2.12 of Exhibit 1 to the Indenture, a written agreement of indemnity which is satisfactory in form and substance to the Secretary, the Shipowner, and the Indenture Trustee, executed and delivered by an institutional Holder having a combined capital and surplus of at least one hundred million dollars ($100,000,000) shall be considered sufficient indemnity to the Secretary, the Shipowner, and the Indenture Trustee in connection with the execution, authentication and delivery of any new Obligations or the making of any payment as contemplated by said Section 2.12.


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         (c) Concerning Payment of the Obligations. Notwithstanding anything to the contrary in Exhibit 1 hereto, the Obligations to be issued hereunder shall be payable as to principal, premium (if any), and interest, at an office or agency maintained by the Shipowner for such purpose at the Corporate Trust Office of the Indenture Trustee, or at the option of the Shipowner, as to payments of principal, premium (if any), or interest by check mailed by such Corporate Trust Office to the addresses of the Obligees as such addresses shall appear in the Obligation Register, subject in any event to the provisions hereof concerning home office payment. The Indenture Trustee agrees that within 30 days from the date of any payment of principal or interest when the same shall become due and payable by reason of maturity or redemption, a Responsible Officer in the Corporate Trust Office of the Indenture Trustee shall ascertain to his satisfaction that checks in payment of such amounts have been mailed by such Corporate Trust Office to the addresses of the Obligees as provided above, if payment is to be made by check, or if payment is to be made by wire transfer, or by credit to an account maintained by the Obligee with the Indenture Trustee, that such funds have been wired or credited, or if payment is to be made at the Corporate Trust Office, that funds were held by the Indenture Trustee for such payment on the date the payment was due. The Indenture Trustee shall have no obligation to determine whether such checks or payments were received by the Obligees.

         (d) Concerning Selection of Bonds to be Redeemed. Notwithstanding the provisions of Section 3.07(b) of Exhibit 1 to this Indenture, (i) if less than all the Bonds are to be optionally redeemed under any of the provisions contained or referred to in Article Third hereof or Article III of Exhibit 1, the Indenture Trustee shall select for redemption Bonds of the Stated Maturity or Stated Maturities, and (ii) if less than all the Bonds of a particular Stated Maturity are to be redeemed under any provisions contained or referred to in Article Third hereof or Article III of Exhibit I to this Indenture, the Indenture Trustee shall select the particular Bonds and/or portions ($1,000 or any integral multiple thereof) of Bonds to be redeemed on the Redemption Date by allocating the principal amount to be redeemed among the Holders of Bonds of such Stated Maturity in proportion to the respective principal amount of Bonds of such Stated Maturity registered in their respective names.

         (e) Concerning Section 3.08(a). Section 3.08 (a) of Exhibit 1 is amended by adding the following after the word "Register": "provided, however, that the requirement in this Section 3.08(a) to include the Redemption Price in such notice may be satisfied by stating (i) the principal amount of Obligations being redeemed, (ii) that the Shipowner is obligated to pay such amount, together with accrued interest at the interest rate borne by the Obligations to the Redemption Date and the Redemption Premium, and (iii) that the Shipowner shall calculate the Redemption Premium and furnish such calculation, together with a reasonably detailed summary thereof, to the Indenture Trustee and each Holder not later than the second Business Day preceding the Redemption Date."

         (f) Concerning References to Section 3.09(b). All cross-references to
Section 3.09(b) made in Exhibit 1 hereto shall be deemed to refer to Section 3.10(b) of Exhibit 1 hereto.


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         (g) Concerning Home Office Payment. Notwithstanding any terms of this
Indenture or the Obligations to the contrary, the Shipowner may enter into an agreement with any Holder of an Obligation providing for payment to such Holder by certified or official bank check, or at the request of such Holder, by credit to an account maintained by the Holder with the Indenture Trustee, or by wire transfer of the principal of and the premium (if any), and interest on such Obligation or any part thereof at a place other than the place or places specified in such Obligation as the place for such payment, and for the making of notation (if any), of such payment on such Obligation by such Holder, or by an agent of the Shipowner or of the Indenture Trustee without presentation of such Obligation. The Shipowner will furnish to the Indenture Trustee a copy of each such agreement. The Indenture Trustee hereby consents to such agreement contained in Section 7 of the Bond Purchase Agreement dated as of the Closing Date, between the Shipowner and the Purchasers named in Schedule 1 thereto, and hereby acknowledges receipt of a copy thereof.

         (h) Concerning Section 7.02. The amount "$3,000,000" in Section 7.02 of
Exhibit 1 hereto is hereby deleted, and there is substituted therefor the amount "$100,000,000."

         (i) Concerning Section 10.01. Paragraph (2) of Section 10.01 of Exhibit 1 to this Indenture is deleted, and the following substituted in lieu thereof:

                  "(2) to evidence the succession pursuant to Article VIII of another corporation or entity to the Shipowner or any assumption of all or a part of the Obligations pursuant to
                  Article VIII;"

         (j) Concerning Notices. Subject to the provisions of Section 13.01 of
Exhibit 1 to this Indenture, any notice, request, demand, direction, consent, waiver, approval or other communication to be given to a party hereto or the Secretary, shall be deemed to have been sufficiently given or made when addressed to:

The Indenture Trustee as:           State Street Bank and Trust Company
                                    Corporate Trust Department
                                    Two International Place
                                    Boston, Massachusetts 02110


The Shipowner as:                   Trailer Bridge, Inc.
                                    10405 New Berlin Road E.
                                    Jacksonville, Florida 32226
                                    Attention: John McCown


The Secretary as:                   SECRETARY OF TRANSPORTATION
                                    c/o Maritime Administrator
                                    Department of Transportation
                                    400 Seventh Street, SW
                                    Washington, D.C. 20590


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         (k) Concerning Applicable Law. This Indenture and each Obligation shall be governed by the laws of the State of New York, and to the extent applicable, the federal laws of the United States.

         (l) Execution in Counterparts. This Indenture may be executed in any number of counterparts. All such counterparts shall be deemed to be originals, and shall constitute but one and the same instrument.


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         IN WITNESS WHEREOF, this Trust Indenture has been duly executed by the parties hereto as of the day and year first above written.



                                           TRAILER BRIDGE, INC.
                                           Shipowner


[SEAL]                                     By: /s/ John D. McCown



                                           STATE STREET BANK AND TRUST COMPANY
                                           Indenture Trustee



                                           By: /s/ Gerald Wheeler
                                               ------------------
                                               Vice President
[SEAL]


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STATE OF NEW YORK     )
                      ) SS:
COUNTY OF NEW YORK    )

         On this 4th day of December, 1997 before me personally appeared John McCown, who being by me duly sworn, did depose and say that he resides at 40 Radcliffe Drive, Woodstock, New York 12948; that he is Chairman of TRAILER BRIDGE, INC., that he knows the seal of said Corporation; that the seal affixed to said instrument is such corporation's seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

         In testimony whereof, I have hereunto set my hand and seal this 4th day of December, 1997.

                                           /s/ William G. Gotimer, Jr.
                                           ---------------------------
                                           William G. Gotimer, Jr.


(Notarial Stamp and Seal)

02604837705
Comm. Expires 7/31/99



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COMMONWEALTH OF MASSACHUSETTS   )
                                ) SS:
COUNTY OF SUFFOLK               )

         Be it known this 1st day of December, 1997 personally appeared before me Gerald R. Wheeler, who after being duly sworn, deposed and said that he is a Vice President of STATE STREET BANK AND TRUST COMPANY, the Massachusetts Trust Company which is described in and executed within the instrument hereto annexed, that he/she knows the seal of said trust company, that the seal affixed to said instrument is said trust company's seal, that it was so affixed and that he/she signed the instrument hereto annexed by order of the Board of Directors of the said STATE STREET BANK AND TRUST COMPANY, and that he/she signed his/her name thereto by like authority, and acknowledged the annexed instrument to be the free act and deed of the said STATE STREET BANK AND TRUST COMPANY.

         In testimony whereof, I have hereunto set my hand and seal this 1st day of December, 1997.

                                           /s/ Kevin M. Gallaher
                                           ---------------------
                                           NOTARY PUBLIC

(Notarial Stamp and Seal)


KEVIN M. GALLAGHER
Notary Public
Commission Expires July 12, 2002